===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                              -------------------

                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                                 JUNE 10, 1996
               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                              -------------------



                            WMX TECHNOLOGIES, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                   DELAWARE
                (STATE OR OTHER JURISDICTION OF INCORPORATION)


         1-7327                                           36-2660763
(COMMISSION FILE NUMBER)                      (IRS EMPLOYER IDENTIFICATION NO.)

               3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS     60521
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)


                                (708) 572-8800
                (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

===============================================================================

Item 5.  Other Events.
         ------------

         On June 10, 1996, the registrant issued a news release reporting that due to continuing weakness in prices for recyclable paper fiber and an expectation that recycling markets will not improve in the near term, (i) the registrant's Waste Management, Inc. subsidiary was adjusting the capacity of its North American recycling operations to respond to the nation's weak recycling economy and (ii) the registrant's second quarter earnings are expected to fall in the range of $.45 to $.47 per share and the year is expected to be in the range of $1.85 to $1.90 per share. A copy of the news release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         No financial statements or pro forma financial information are filed as a part of this report. The exhibit filed as part of this report is listed in the
Exhibit Index hereto.

                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    WMX TECHNOLOGIES, INC.

                                    By: /s/ Thomas A. Witt
                                        ---------------------------
                                        Thomas A. Witt
                                        Vice President


Dated: June 12, 1996

                            WMX TECHNOLOGIES, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ----------------------------------


1.     None

2      None

4.     None

16.    None

17.    None

20.    None

23.    None

24.    None

27.    None

99.1   News release dated June 10, 1996 issued by WMX Technologies, Inc.

- ----------------
* Exhibits not listed are inapplicable.